UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant: ☒

Filed by a Party other than the Registrant: ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

AMCOL INTERNATIONAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ontinued and to be signed on reverse side)
proxy materials and voting instructions.
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on <mtgdate>.
You are receiving this communication because you hold
shares in the above named company.
This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request a
paper copy (see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
Meeting Information
Meeting Type: <mtgtype>
For holders as of: <recdate>
Date: Time: <mtgtime>
Location:
0000085109_1 R1.0.0.11699
AMCOL INTERNATIONAL CORPORATION
AMCOL INTERNATIONAL CORPORATION
2870 FORBS AVE
HOFFMAN ESTATES, IL 60192
Annual Meeting
March 08, 2011
May 05, 2011
May 05, 2011 11:00 AM CDT
Amcol International Corp
2870 Forbs Avenue
Hoffman Estates, Illinois

60192

Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
How To Vote
 XXXX XXXX XXXX
Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
 XXXX XXXX XXXX
 XXXX XXXX XXXX
0000085109_2 R1.0.0.11699
1. Notice & Proxy Statement 2. Annual Report 3. Form 10-K
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2011 to facilitate timely delivery.

Voting items
0000085109_3 R1.0.0.11699
The Board of Directors recommends you vote
FOR the following:
1. Election of Directors
Nominees
01 John Hughes 02 Clarence O. Redman 03 Audrey L. Weaver
The Board of Directors recommends you vote FOR proposals 2 and 3.
2 The ratification of the Audit Committee’s selection of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2011.
3 The approval of an advisory resolution on executive compensation.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
4 To recommend, by non-binding vote, the frequency of executive compensation votes.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000085109_4 R1.0.0.11699